Exhibit 10.2

SEVENTH AMENDMENT AND RESTATEMENT AGREEMENT

Dated ___ March 2021 to the

USD 1,350,000,000

MULTICURRENCY REVOLVING CREDIT FACILITY AGREEMENT

originally dated 23 October 2014

 and

 amended by an amendment letter dated 18 December 2014 and an amendment letter dated 13 January 2015, and as further amended and restated by a first amendment and restatement agreement dated 12 June 2015, a second amendment and restatement agreement dated 19 February 2016, a third amendment and restatement agreement dated 2 September 2016, a fourth amendment and restatement agreement dated 23 January 2018, a fifth amendment and restatement agreement dated 25 March 2019 and a sixth amendment and restatement agreement dated 27 March 2020 for

PRA Group Europe Holding S.à r.l.

arranged by

DNB Bank ASA, Nordea Bank Abp, filial i Norge and Swedbank AB (publ)

with

DNB Bank ASA, Nordea Bank Abp, filial i Norge and Swedbank AB (publ)
as Bookrunners

and

DNB Bank ASA, Nordea Bank Abp, filial i Norge, Swedbank AB (publ) and Skandinaviska Enskilda Banken AB (publ)
as Lenders

and

DNB Bank ASA
acting as Facility Agent and Security Agent

www.bahr.no

CONTENTS

Clause                                            Page

SCHEDULE 1 CONDITIONS PRECEDENT
SCHEDULE 2 CONDITIONS SUBSEQUENT
SCHEDULE 3 GUARANTORS
SCHEDULE 4 SECURITY PROVIDERS
SCHEDULE 5 AMENDED FACILITY AGREEMENT

THIS SEVENTH AMENDMENT AND RESTATEMENT AGREEMENT is dated ___ March 2021 and made between:

(1)    PRA Group Europe Holding S.à r.l. (formerly SHCO 54 S.à r.l.), a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 42-44, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxemburg Trade and Companies Register under number B183422 and acting through its Swiss branch office PRA Group Europe Holding S.à r.l., Luxembourg, Zug Branch (formerly SHCO 54 S.à r.l., Luxemburg, Zug Branch) (the “Swiss Branch”) at Bundesstrasse 5, 6300 Zug, Switzerland (registration number CHE-305.746.539) as borrowers (each a “Borrower”, together the “Borrowers”);

(2)    THE GUARANTORS listed in Schedule 3 hereto (the “Guarantors”);

(3)    DNB Bank ASA, of Dronning Eufemias gate 30, 0191 Oslo, Norway (registration number 984 851 006) as mandated lead arranger, Nordea Bank Abp, filial i Norge, of Essendrops gate 7, 0368 Oslo, Norway (the Norwegian branch of Nordea Bank Abp, of FI-00020 NORDEA, Finland with registration no. 2858394-9) and Swedbank AB (publ) of Landsvägen 40, 172 63 Sundbyberg, Sweden as mandated lead arrangers (registration number 502017-7753) (the “Mandated Lead Arrangers”);

(4)    DNB Bank ASA, of Dronning Eufemias gate 30, 0191 Oslo, Norway (registration number 984 851 006), Nordea Bank Abp, filial i Norge, of Essendrops gate 7, 0368 Oslo, Norway (the Norwegian branch of Nordea Bank Abp, of FI-00020 NORDEA, Finland with registration no. 2858394-9) and Swedbank AB (publ) of Landsvägen 40, 172 63 Sundbyberg, Sweden as bookrunners (the “Bookrunners”);

(5)    DNB Bank ASA, Nordea Bank Abp, filial i Norge, Swedbank AB (publ) and Skandinaviska Enskilda Banken AB (publ) as lenders (the “Lenders”); and

(6)    DNB Bank ASA, of Dronning Eufemias gate 30, 0191 Oslo, Norway (registration number 984 851 006) as agent on behalf of itself and the Finance Parties (the “Facility Agent” and the “Security Agent”),

collectively referred to as the “Parties”.

WHEREAS:

(A)    Pursuant to the Original Facility Agreement, the Original Lenders have granted to the Borrower a loan in the amount of up to USD 1,300,000,000 for the purpose described therein.
(B)    The Parties have entered into this Agreement as a consequence of the Borrower having requested the Lenders to make certain amendments to the Original Facility Agreement, inter alia, (i) to implement the exercise of an Accordion Increase in the amount of USD 50,000,000, (ii) that Skandinaviska Enskilda Banken AB (publ) accedes to the Amended Facility Agreement as a Lender and (iii) certain other additional amendments.

(C)    Subject to the terms of this agreement, the Lenders have agreed to make the contemplated amendments to the Original Facility Agreement.

NOW THEREFORE, it is hereby agreed as follows:

1.    DEFINITIONS

In this Agreement, including the preamble hereto (unless the context otherwise requires), all capital terms or expressions shall have the meaning ascribed to such term in the Amended Facility Agreement unless otherwise explicitly defined herein.

“Agreement” means this seventh amendment and restatement agreement.

“Amended Facility Agreement” means the Original Facility Agreement, as amended and restated by this Agreement in the form set out in Schedule 5 (Form of Amended Facility Agreement).

“Effective Date” means the date the Agent has confirmed to the Lenders and the Borrower that the conditions pursuant to Clause 2 (Conditions precedent) have been satisfied and that the Effective Date has occurred.

“German Junior Share Pledge Agreement” means the notarial confirmation and junior share pledge agreement dated 26 March 2020 (notarial deed no. 236 2020-MCS of the notary public Dr. Martin C. Schmidt, Frankfurt am Main), relating to the shares in PRA Group Deutschland GmbH and certain rights and claims associated therewith and made between, inter alios, the Security Agent and PRA Group Europe Holding S.à r.l. as pledgor.

“German Original Share Pledge Agreement” means the notarial share pledge agreement (Vertrag über die Verpfändung von GmbH-Geschäftsanteilen) dated 16 December 2014 (notarial deed no. 563 2014-MCS of the notary public Dr. Martin C. Schmidt, Frankfurt am Main), relating to the shares in PRA Group Deutschland GmbH and certain rights and claims associated therewith and made between, inter alios, the Security Agent and PRA Group Europe Holding S.à r.l. as pledgor.

“German Share Pledge Confirmation Agreements” means the notarial confirmation agreements relating to the Existing Share Pledge Agreement and dated 9 June 2015 (notarial deed no. 300 2015-MCS of the notary public Dr. Martin C. Schmidt, Frankfurt am Main), 18 February 2016 (notarial deed no. 92 2016-MCS of the notary public Dr. Martin C. Schmidt, Frankfurt am Main) and 29 August 2016 (notarial deed no. 432 2016-MCS of the notary public Dr. Martin C. Schmidt, Frankfurt am Main) and each made between, inter alios, the Security Agent and PRA Group Europe Holding S.à r.l. as pledgor.

“Guarantors” means the entities listed in Schedule 3 (Guarantors) hereto.

«Hedging Strategy» means the version of the hedging strategy dated February 2021 and delivered pursuant to Schedule 1 (Conditions Precedent) of this Agreement.

“New Increase Lender” means Skandinaviska Enskilda Banken AB (publ).

“Original Facility Agreement” means the USD 1,300,000,000 multicurrency revolving credit facilities agreement originally dated 23 October 2014 and made between the parties hereto as amended by an amendment letter dated 18 December 2014 and an amendment letter dated 13 January 2015, and as amended and restated by a first amendment and restatement agreement dated 12 June 2015, a second amendment and restatement agreement dated 19 February 2016, a third amendment and restatement agreement dated 2 September 2016, a fourth amendment and restatement agreement dated 23 January 2018, a fifth amendment and restatement agreement dated 25 March 2019 and further amended by a sixth amendment and restatement agreement dated 27 March 2020.

“Original Lenders” mean DNB Bank ASA, Nordea Bank Abp, filial i Norge, and Swedbank AB (publ).

“Polish Security Documents” means the amendment agreements to the Polish registered pledges required under the Polish security documents and the submissions to enforcement listed in point 1 of Schedule 2 (Conditions Subsequent) of this Agreement.

“Security Providers” means the companies listed in Schedule 4 (Security Providers) attached hereto as security providers and any other security provider in connection with the Original Facility Agreement not being a Guarantor.

“Spanish Share Pledge Ratification” means the Spanish law ratification of the pledge over the quotas in PRA Iberia, S.L.U. granted by PRA Group Europe Financial Services AS and originally dated 16 December 2014 (as amended from time to time).

2.    CONDITIONS PRECEDENT

The provisions of Clause 5 (Amendment and Restatement) shall be effective only if the Agent has received all the documents and other evidence listed in Schedule 1 (Conditions Precedent), each in a form and substance satisfactory to the Agent. The Agent shall notify the Borrowers promptly upon being so satisfied.

3.    CONDITIONS SUBSEQUENT

(a)    The Borrowers shall procure that (i) the Spanish Share Pledge Ratification is duly executed, (ii) this Agreement and the Spanish Share Pledge Ratification shall be notarised in Spain by way of notarial deeds and (iii) that evidence of (i) and (ii) shall be provided to the Agent within the term of thirty (30) Business

Days following the Effective Date. Failure by the Borrowers to meet the deadline in (iii) shall not be capable of remedy. As a condition subsequent, on the date in which the Spanish Share Pledge Ratification is executed, Uría will issue a legal opinion in respect of Spanish law issues.

(b)    The Borrowers shall procure (i) that the Polish Security Documents are duly executed, (ii) that the relevant Obligors file motions for registration of the amendments to the pledges and (iii) that evidence of (i) and (ii) shall be provided to the Agent within the term of thirty (30) Business Days following the Effective Date. Failure by the Borrowers to meet the deadline in (iii) shall not be capable of remedy. As a condition subsequent, on the date in which the Polish Security Documents are executed, Wardynski will issue a legal opinion in respect of Polish law issues.

4.    REPRESENTATIONS

(a)    Each Borrower and each Obligor signing this Agreement makes the representations and warranties set out in Clause 13 (Representations and warranties) of the Amended Facility Agreement with respect to itself, the other Obligors and each Security Provider (in respect of the Security Providers so that the representations and warranties in Clause 13 (Representations and warranties) of the Amended Facility Agreement shall be given also in respect of the Security Providers) to each Finance Party by reference to the facts and circumstances then existing:

(i)    on the date of this Agreement; and

(ii)    on the Effective Date.

(b)    The Borrowers confirm that:

(i)    no Default (A) has occurred as of the date of this Agreement and as of the Effective Date nor (B) will occur as a result of the Amended Facility Agreement becoming effective on the Effective Date; and

(ii)    pursuant to Clause 2.6 of the Original Facility Agreement, we are authorised to act and execute this Agreement on behalf of the Guarantors (other than the Guarantors signing this Agreement directly), and that the powers and authority granted to us pursuant to that Clause remain in full force and effect and have not been revoked by any Guarantor as of the date of this Agreement nor as of the Effective Date.

5.    AMENDMENT AND RESTATEMENT

5.1    Amendment and restatement

With effect from the Effective Date, the Original Facility Agreement will be amended and restated in the form set out in Schedule 5 (Form of Amended Facility Agreement) and the New Increase Lender shall be deemed to have acceded as a Lender thereunder.

5.2    Accordion Option
The Parties agree that (i) the written request issued by e-mail from the Borrowers to the Agent dated 19 November 2020 requesting exercise of an Accordion Increase in the amount of USD 50,000,000 (the “Accordion Increase Amount”) shall serve as an Accordion Notice, (ii) the written increase confirmation given by the New Increase Lender on 14 January 2021 and countersigned by the Agent and the Borrowers on the same date shall serve as an Increase Confirmation in respect of the Accordion Increase Amount, (iii) that the Accordion Increase Amount will be made available by the New Increase Lender with effect from the Effective Date and (iv) that each Lender, by countersigning this Agreement, confirm to have consented to the Borrowers’ exercise of the Accordion Option and thereunder that the Total Commitments under the Facility will be increased from USD 1,300,000,000 to USD 1,350,000,000 on the Effective Date.

5.3    Continuing obligations

The provisions of the Amended Facility Agreement and the other Finance Documents and Security Documents shall, save as amended and restated by this Agreement, continue in full force and effect. Reference to the Facility Agreement in the Finance Documents and the Security Documents shall be construed as reference to the Amended Facility Agreement.

5.4    Confirmation of guarantee and security

(a)    The Borrowers, in their capacity as security providers, the Security Providers, in their capacity as security providers, and the Guarantors, in their capacity as Guarantors under the Original Facility Agreement, confirm their agreement and acceptance to the terms and conditions in this Agreement and in the Amended Facility Agreement, and confirm that their obligations and liabilities in the Security Documents and other Finance Documents to which they are party shall continue in full force and effect for the Amended Facility Agreement, and that any security under the Security Documents and any guarantee created or given under any Finance Document (without any amendments necessary to be made to these documents) will extend to and secure the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents, as amended by this Agreement.

(b)    With effect as of the Effective Date, the New Increase Lender ratifies and confirms all declarations and acts made by the Security Agent as representative without power of attorney (Vertreter ohne Vertretungsmacht) on behalf of the New Increase Lender as future pledgee in relation to the (i) German Original Share Pledge Agreement, (ii) the German Share Pledge Confirmation Agreements and (iii) the German Junior Share Pledge Agreement.

(c)    PRA Group Europe Holding S.à r.l. in its capacity as debtor under the Parallel Debt Agreement and the Security Agent hereby confirm as a precautionary measure (höchstvorsorglich) their mutual understanding that the Parallel Debt Obligations (as defined in the Parallel Debt Agreement) include any sums owing by any Obligor to the New Increase Lender under any Finance Document, including, without limitation, the Amended Facility Agreement.

5.5    No Novation

For the purposes of any Security Documents governed by German law and/or granted by a German Obligor, the Parties acknowledge and agree that the amendments made pursuant to this Agreement do not constitute a novation of the Obligors' obligations under the Original Facility Agreement.

6.    MISCELLANEOUS

6.1    Incorporation of terms

The provisions of Clauses 1.2 and 1.3 of the Amended Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

6.2    Additional Finance Document

This Agreement shall constitute a “Finance Document” for the purposes of the Amended Facility Agreement.

7.    GOVERNING LAW

(a)    This Agreement shall be governed by Norwegian law.
(b)    Clauses 26.2 (Jurisdiction) and 26.3 (Service of process) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full herein.

*    *    *

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SIGNATORIES:

The Borrowers:

PRA Group Europe Holding S.à r.l.	PRA Group Europe Holding S.à r.l., Luxembourg, Zug Branch
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

For the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Proceedings in Civil and Commercial Matters done at Lugano on 16th September 1988 the undersigned hereby expressly and specifically accepts the jurisdiction of the Norwegian Courts.

By: ____________________
Name: ____________________
Title: ____________________

The Guarantors:

PRA Group Europe AS	PRA Group Europe Portfolio AS
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA GROUP EUROPE PORTFOLIO AS, Oslo, Zweigniederlassung Zug	PRA Group Norge AS
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA Group Europe Financial Services AS	PRA Group Sverige AB
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA Group Switzerland Portfolio AG	PRA Suomi Oy
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA Group Österreich Inkasso GmbH	PRA Group Österreich Portfolio GmbH
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

AK Nordic AB	PRA Group (UK) Limited
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA Iberia, S.L.U.	PRA Group Polska Holding sp. z o.o.
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA Group Polska sp. z o.o.	Debt Trading Partners sp. z o.o.
By: _________________________________	By: _________________________________
By:	By:
Name:	Name:
Title:	Title:

PRA Group Deutschland GmbH
By: _________________________________
By:
Name:
Title:

The Security Provider:

For the purposes of confirming Clause 4, 5.3 and 5.4 of this Agreement:

PRA Group Europe Holding I S.à r.l. (as security provider)
By: _________________________________
By:
Name:
Title:

PRA Group Europe Finance S.à r.l. (as security provider)
By:
Name:
Title:

PRA Group Polska Sub-Holding sp. z o.o
(as security provider)
By:
Name:
Title:

The Facility Agent:

DNB Bank ASA
By:
Name:
Title:

The Security Agent:

DNB Bank ASA
By:
Name:
Title:

The Original Lenders, Mandated Lead Arrangers and Bookrunners:

DNB Bank ASA	Swedbank AB (publ)
By:	By:
Name:	Name:
Title:	Title:

Nordea Bank Abp, filial i Norge
By:
Name:
Title:

The New Increase Lender

Skandinaviska Enskilda Banken AB (publ)
By:
Name:
Title:

SCHEDULE 1

CONDITIONS PRECEDENT

1.In respect of (i) each Borrower, (ii) each Obligor incorporated under the laws of Switzerland, Spain, Sweden, Germany, Austria, Poland, Finland, Norway or England, and (iii) each Security Provider incorporated under the laws of Luxembourg:
a.Company Certificate or equivalent (as applicable);

b.Certificate of Incorporation, Articles of Association, Memorandum or equivalent documents, inter alia:
i.in relation to an Obligor incorporated in Luxembourg: (a) an Excerpt from the Luxembourg Trade and Companies Register not older than one Business Day prior to the Effective Date, (b) Certificate of non-inscription of a judicial decision from the Luxembourg Trade and Companies Register not older than one Business Day prior to the Effective Date and (c) a Domiciliation Certificate issued by the domiciliation agent;

ii.in relation to an Obligor incorporated in Germany: (a) up to date copies of the articles of association and any by-laws (as applicable), (b) an up to date excerpt from the electronic commercial register and (c) an up to date copy of the shareholder list (Gesellschafterliste);

iii.in relation to an Obligor incorporated in Poland: (a) up to date articles of association and (b) an excerpt from the electronic National Court Register; and

iv.in relation to an Obligor incorporated in Spain: (a) its deed of incorporation (escritura de constitucion) and (b) a certificate issued by the commercial registry (certificacion del Registro Mercantil) evidencing that the Spanish Obligor is registered with the commercial registry and has not been dissolved, liquidated or become subject to insolvency proceedings or an informative excerpt (nota simple informative) relative to such Obligor incorporated in Spain; each of them not dated earlier than 30 days before the date of the Effective Date; and

v.in relation to an Obligor incorporated in Switzerland: (a) a certified copy of the articles of association and (b) a certified excerpt from the commercial register.

c.resolutions duly passed at a board meeting (or equivalent) (and/or if applicable, a shareholders meeting or supervisory board if required by lawyers of the Agent in the relevant jurisdiction), evidencing:

i.the approval of the terms of, and the transactions contemplated by, this Agreement and any Finance Document to which the entity is a party;

ii.the authorisation of its appropriate officer or officers or other representatives to execute this Agreement and any other Finance Document on its behalf; and

iii.confirmation that the guarantees and security granted by the respective Obligor/Security Provider remains in force notwithstanding the amendments and that such guarantees and security extend to cover the Amended Facility Agreement;

d.(unless granted directly by the board pursuant to the resolutions referred to in item (c) above) powers of attorney to its representative(s) for the execution of the relevant Finance Documents (as required by lawyers of the Agent in the relevant jurisdiction); and

e.specimen signatures or passport copies of the person(s) authorised in the resolutions described in item (c) above and who has signed or will sign any Finance Document, together with such identification any Lender may reasonably require to satisfy “know-your-customer” requirement applicable to such Obligor/Security Provider.

2.Finance Documents

a.Original counterparts of this Agreement duly executed on behalf of the Parties.

3.Security Documents

a.Austrian security documents:

i.An Austrian law amendment agreement to the share pledge agreement in respect of the shares in PRA Group Österreich Portfolio GmbH originally dated 30 December 2014, as amended by a first amendment agreement dated 17 March 2016 and as further amended by a second amendment agreement dated 19 September 2016 and a third amendment agreement dated 27 March 2020, between PRA Group Österreich Inkasso GmbH and the Security Agent;

ii.an Austrian law amendment agreement to the share pledge agreement in respect of the shares in PRA Group Österreich Inkasso GmbH originally dated 30 December 2014, as amended by a first amendment agreement dated 17 March 2016 and as further amended by a second amendment agreement dated 19 September 2016 and a third amendment agreement dated 27 March 2020, between PRA Group Europe Holding S.à r.l. and the Security Agent; and

iii.an Austrian law amendment agreement to the debt security and receivables pledge agreement originally dated 31 December 2014, as amended by a first amendment agreement dated 17 March 2016 and as further amended by a second amendment agreement dated 19 September 2016 and a third amendment agreement dated 27 March 2020, between PRA Group Europe Holding S.à r.l. and the Security Agent.

b.Swiss security documents:

i.a Swiss law security confirmation agreement in relation to the pledge over the shares in PRA Group Switzerland Portfolio AG (previously Aktiv Kapital Holding AG), originally dated 23 October 2014, as amended and confirmed by an amendment and security confirmation agreement dated 19 September 2016 and an amendment and security confirmation agreement dated March 27, 2020.

c.Luxemburg security documents:

i.a Luxembourg law governed amendment agreement to the share pledge agreement originally dated 23 October 2014, amended on 12 June 2015, on 11 March 2016, on 19 September 2016 and further amended on 27 March 2020 between PRA Group Europe Holding I S.à r.l., the Security Agent and PRA Group Holding Europe S.à r.l.

d.English security documents:

An English law governed fifth ranking security over shares deed granted by PRA Group Holding Europe S.à r.l. over shares in PRA Group (UK) Limited.

4.Miscellaneous

a.The Hedging Strategy; and

b.any other documents as reasonably requested by the Agent.

5.Legal Opinions:
a.Legal opinion from BAHR in respect of Norwegian law issues;

b.Legal opinion from Lenz & Staehelin in respect of Swiss law issues;

c.Legal opinion from Slaughter & May in respect of English law issues;

d.Legal opinion from Waselius & Wist in respect of Finnish law issues;

e. Legal opinion from DORDA Rechtsanwälte GmbH in respect of Austrian law issues;

f.Legal opinion from Hengeler Mueller Partnerschaft von Rechtsanwälten mbB in respect of German law issues;

6.Legal opinion from Lindahl in respect of Swedish law issues; and

a.Any such other favourable legal opinions in form and substance satisfactory to the Agent as the Agent may require.

SCHEDULE 2

CONDITIONS SUBSEQUENT

1.Polish security documents
a.Amendment agreement to agreement for financial and registered pledge over shares in Debt Trading Partners sp. z o.o. dated 19 September 2016;
b.Amendment agreement to agreement for financial and registered pledge over shares in PRA Group Polska sp. z o.o. dated 19 September 2016;
c.Amendment agreement to agreement for financial and registered pledge over shares in PRA Group Polska sp. z o.o. dated 27 March 2020;
d.Amendment agreement to agreement for financial and registered pledge over shares in PRA Group Polska Holding sp. z o.o. dated 1 July 2015 as amended;
e.Amendment agreement to agreement for financial and registered pledge over shares in PRA Group Polska Holding sp. z o.o. dated 21 December 2015 as amended;
f.Amendment agreement to agreement for financial and registered pledge over shares in PRA Group Polska Holding sp. z o.o. dated 24 August 2017;
g.Amendment agreement to agreement for financial and registered pledge over shares in PRA Group Polska Holding sp. z o.o. dated 15 May 2020;
h.Statement on voluntary submission to enforcement issued by the Borrower in favour of the Lenders;
i.Statement on voluntary submission to enforcement issued by Debt Trading Partners sp. z o.o. in favour of the Lenders;
j.Statement on voluntary submission to enforcement issued by PRA Group Polska sp. z o.o. in favour of the Lenders;
k.Statement on voluntary submission to enforcement issued by PRA Group Polska Holding sp. z o.o. in favour of the Lenders;
l.Statement on voluntary submission to enforcement issued by PRA Group Polska Sub-Holding sp. z o.o. in favour of the Lenders.
2.Spanish documents
a.Spanish Share Pledge Ratification; and
b.Notarisation of this Agreement and the Spanish Share Pledge Ratification before a Spanish Notary Public by way of notarial deeds.
3.Legal Opinions

a.Legal opinion from Wardynski in respect of Polish law issues;
b.Legal opinion from Uría in respect of Spanish law issues.
c.Legal opinion from Arendt& Medernach S.A. in respect of Luxembourg law issues;
d.Legal opinion from BAHR in respect of Norwegian law issues;
e.Any such other favourable legal opinions in form and substance satisfactory to the Agent as the Agent may require.

SCHEDULE 3

GUARANTORS

Country	Company	Organisation number
Norway	PRA Group Europe AS	960 545 397
Norway	PRA Group Europe Portfolio AS (formerly Aktiv Kapital Portfolio AS)	942 464 347
Switzerland	PRA GROUP EUROPE PORTFOLIO AS, Oslo, Zweigniederlassung Zug (formerly Aktiv Kapital Portfolio AS, Oslo, Zweigniederlassung Zug)	CHE-115.187.385
Norway	PRA Group Norge AS	995 262 584
Norway	PRA Group Europe Financial Services AS (formerly Aktiv Kapital Financial Services AS)	979 112 300
Sweden	PRA Group Sverige AB	556189-4493
Sweden	AK Nordic AB	556197-8825
Switzerland	PRA Group Switzerland Portfolio AG	CHE-116.343.570
Finland	PRA Suomi Oy	1569394-6
Austria	PRA Group Österreich Inkasso GmbH	FN 207430 w
Austria	PRA Group Österreich Portfolio GmbH	FN 426567 f
Germany	PRA Group Deutschland GmbH	HRB 18837
England	PRA Group (UK) Limited	4267803
Spain	PRA Iberia, S.L.U.	B 8056 8769
Poland	PRA Group Polska Holding sp. z o.o. (formerly PRA Group Polska sp. z o.o.)	537397
Poland	PRA Group Polska sp. z o.o. (formerly Debt Trading Partners BIS sp. z o.o.)	517951
Poland	Debt Trading Partners sp. z o.o.	275441

SCHEDULE 4

SECURITY PROVIDERS

Country	Company	Organisation number
Luxembourg	PRA Group Europe Holding I S.à r.l. a société à responsabilité limitée, 6, rue Eugène Ruppert, L-2453 Luxembourg, R.C.S. Luxembourg B185154	B185154
Luxembourg	PRA Group Europe Finance S.à r.l. a société à responsabilité limitée, 42-44, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg.	B228510
Poland	PRA Group Polska Sub-Holding sp. z o.o	537397

SCHEDULE 5

AMENDED FACILITY AGREEMENT